EXHIBIT 99.2
                                                                    ------------



PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP
Jeffrey D. Saferstein (JS/5339)
Alexander V. Rohan (AR/8687)
1285 Avenue of the Americas
New York, New York 10019-6064
Telephone: (212) 373-3000
Attorneys for Debtor in Possession


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
-----------------------------------------X
                                         :    Chapter 11
In re:                                   :    Case No. 02-16213 (ALG)
                                         :
ACTRADE CAPITAL, INC.,                   :
                                         :
                                         :
                    Debtor.              :
-----------------------------------------X



                         MONTHLY OPERATING STATEMENT FOR
                THE PERIOD DECEMBER 13, 2002 TO JANUARY 31, 2003

UNITED STATE BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

                                              CHAPTER 11 CASE NO. 02-16213 (ALG)



                              Actrade Capital, Inc.
--------------------------------------------------------------------------------
                                     DEBTOR


                         Monthly Operating Statement for
                  Period December 13, 2002 to January 31, 2003


DEBTOR'S ADDRESS:
-----------------
Actrade Capital, Inc.
200 Cottontail Lane
Vantage Court South
Somerset, NJ 08873

                                          Monthly Disbursements: $10,075,963.00





DEBTOR'S ATTORNEY:
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019

                                          Monthly After Tax Loss: ($719,000.00)





      The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under the penalty of perjury, that to the best of my knowledge, information and belief, the information contained therein accurately reflects, on an unconsolidated basis, information contained in the Debtor's books and records and public filings. As stated in previous disclosures, no assurances can be given and no reliance should be made, on the Debtor's books and records, and on the information contained in the Debtor's public filings.

      The undersigned also verifies that, to the best of his knowledge, all insurance policies, including workers compensation and disability insurance, have been paid currently.


DATE: FEBRUARY 19, 2003                  BY:  /S/ RICHARD  MCCORMICK
                                            --------------------------------
                                            RICHARD MCCORMICK
                                            VICE PRESIDENT
                                            ACTRADE CAPITAL, INC.


INDICATE IF THIS IS AN AMENDED STATEMENT BY CHECKING HERE


                                                 AMENDED STATEMENT | |

                              ACTRADE CAPITAL, INC.
                             (DEBTOR-IN-POSSESSION)
                                  BALANCE SHEET
                                JANUARY 31, 2003
                             (DOLLARS IN THOUSANDS)



ASSETS

CURRENT ASSETS:
  Cash                                                              $  12,013
  Trade acceptance drafts receivable (net of deferred income
    and allowance for doubtful accounts of $537 and $21,633)           11,038
  Deferred income tax assets                                            9,004
  Other current assets                                                    238
                                                                    ---------
    Total Current Assets                                               32,293

PROPERTY AND EQUIPMENT, NET                                               545

DEFERRED INCOME TAX ASSETS                                                138

OTHER ASSETS                                                                9
                                                                    ---------
TOTAL ASSETS                                                        $  32,985
                                                                    =========
LIABILITIES AND STOCKHOLDERS' DEFICIT

LIABILITIES NOT SUBJECT TO COMPROMISE:
CURRENT LIABILITIES:
  Accounts payable                                                  $       4
  Accrued expenses                                                        523
  Income taxes payable                                                  5,740
                                                                    ---------
  Total Current Liabilities                                             6,267
                                                                    ---------
DUE TO PARENT, SUBSIDIARIES AND AFFILIATES                             47,930
                                                                    ---------
LIABILITIES SUBJECT TO COMPROMISE:
  Accounts payable                                                         54
  Accrued expenses                                                         15
                                                                    ---------
    Total Current Liabilities Subject to Compromise                        69
                                                                    ---------
  Total Liabilities                                                    54,266
                                                                    ---------
STOCKHOLDERS' DEFICIT:
  Common stock                                                      $      --
  Additional paid in capital                                               10
  Accumulated deficit                                                 (21,291)
                                                                    ---------
  Total Shareholders' Deficit                                         (21,281)
                                                                    ---------
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                         $  32,985
                                                                    =========


                        See Notes to Financial Statements

                              ACTRADE CAPITAL, INC.
                             (DEBTOR-IN-POSSESSION)
                             STATEMENT OF OPERATIONS
            FOR THE PERIOD DECEMBER 13, 2002 THROUGH JANUARY 31, 2003
                             (DOLLARS IN THOUSANDS)



Revenue - Trade acceptance drafts                               $    320

Operating Expenses:
  General and administrative expenses                                818
  Bad debt recovery                                                  (59)
  Interest expense                                                     9
                                                                --------
Total Operating Expenses                                             768
                                                                --------

Loss before reorganization items and income tax benefit             (448)
                                                                --------
Reorganization items:
  Professional fees                                                 (831)
  Interest earned on accumulated cash resulting
    from Chapter 11 proceeding                                         8
                                                                --------
                                                                    (823)
                                                                --------
Loss before income tax benefit                                    (1,271)

Income tax benefit                                                   552
                                                                --------

                                                                $   (719)
Net loss                                                        ========



                        See Notes to Financial statements

                              ACTRADE CAPITAL, INC.
                             (DEBTOR-IN-POSSESSION)
                             STATEMENT OF CASH FLOWS
            FOR THE PERIOD DECEMBER 13, 2002 THROUGH JANUARY 31, 2003
                             (DOLLARS IN THOUSANDS)



CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                                              $    (719)
Adjustments to reconcile net loss to net cash used in
 operating activities:
  Depreciation and amortization                                              81
  Bad debt recovery                                                         (59)
  Deferred income                                                            43
  Deferred income tax benefit                                               (22)

Changes in operating assets and liabilities:
  Trade acceptance drafts receivable                                     (3,319)
  Other current assets                                                       90
  Accounts payable                                                            4
  Accrued expenses                                                          161
  Due to parent, subsidiaries and affiliates                             (1,135)
  Income taxes payable                                                     (530)
                                                                      ---------
Net cash used in operating activities before Reorganization Items        (5,405)

Operating Cash Flow from Reorganization Items -
 Bankruptcy related professional fees paid                                  (75)
                                                                      ---------
Net cash used in operating activities                                    (5,480)
                                                                      ---------
Net decrease in cash during the period                                   (5,480)

Cash balance at beginning of period                                      17,493
                                                                      ---------
Cash balance at end of period                                         $  12,013
                                                                      =========


                        See Notes to Financial Statements

                              ACTRADE CAPITAL, INC.
                    NOTES TO FINANCIAL STATEMENTS - UNAUDITED
                                JANUARY 31, 2003
                             (DOLLARS IN THOUSANDS)

NOTE 1. BASIS OF PRESENTATION

The accompanying unaudited financial statements of Actrade Capital, Inc. have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities in the ordinary course of business. These financial statements include intercompany balances that would be eliminated, in accordance with generally accepted accounting principles, when the results of Actrade Capital, Inc. are consolidated with its parent and all of its wholly owned subsidiaries or affiliates.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Financial Reporting For Bankruptcy Proceedings - In connection with the bankruptcy proceedings, the Company is required to report in accordance with the American Institute of Certified Public Accountant's Statement of Position 90-7 "Financial Reporting by Entities in Reorganizations under the Bankruptcy Code" (SOP 90-7"). SOP 90-7 requires, among other things, (i) that pre-petition liabilities that are subject to compromise be segregated in the Company's balance sheet as liabilities subject to compromise and (ii) the identification of all transactions and events that are directly associated with the reorganization of the Company in Statement of Operations.

NOTE 3. PETITION FOR RELIEF UNDER CHAPTER 11

On December 12, 2002, Actrade Capital, Inc. (the "Debtor") filed a petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. Under Chapter 11, actions to enforce certain claims against the Debtor in existence prior to the filing of the Chapter 11 petition are stayed while the Debtor continues business operations as a debtor-in-possession. These claims are reflected in the January 31, 2003, balance sheet as "liabilities subject to compromise." Additional claims (liabilities subject to compromise) may arise subsequent to the filing date resulting from rejection of executory contracts or leases, and from the determination by the court (or agreed to by parties in interest) of allowed claims for contingencies and other disputed amounts. Actions by creditors whose claims are secured against the Debtor's assets ("Secured Claims") also are stayed, although the holders of such claims have the right to move the court for relief from the stay. Secured Claims are secured primarily by the liens on Debtor's Trade Acceptance Drafts receivable.

The Debtor received approval from the Bankruptcy Court to pay or otherwise honor certain of its prepetition obligations, including wages and other employee benefits.

                              ACTRADE CAPITAL, INC.
                    NOTES TO FINANCIAL STATEMENTS - UNAUDITED
                                JANUARY 31, 2003
                             (DOLLARS IN THOUSANDS)


NOTE 4. REORGANIZATION COSTS

Reorganization costs include professional fees and other related expenses attributable to the filings.

NOTE 5. INTERCOMPANY TRANSACTIONS

Intercompany balances would be eliminated, in accordance with generally accepted accounting principles, when the results of Actrade Capital, Inc. are consolidated with its parent and all of its wholly owned subsidiaries or affiliates. The intercompany balances that are included on the accompanying financial statements under the caption of Due to Subsidiaries / Affiliates amounted to $47,930 at January 31, 2003.

NOTE 6. SUPPLEMENTAL FINANCIAL INFORMATION

Actrade Capital, Inc. is the operating entity, which recognized and paid all operating expenses including professional fees and other related expenses attributable to the reorganization filings for itself and its parent, Actrade Financial Technologies Ltd. Actrade Capital, Inc. charged back to Actrade Financial Technologies Ltd. through intercompany accounts for the outstanding liabilities as of January 31, 2003 as Actrade Financial Technologies Ltd is legally obligated for the outstanding liabilities. Actrade Capital, Inc. paid approximately $75 for professional fees and other related expenses attributable to the reorganization during the period from December 13, 2002 through January 31, 2003.

                                                                       EXHIBIT 1

                              ACTRADE CAPITAL, INC
                             (DEBTOR-IN-POSSESSION)
                        SUMMARY OF MONTHLY DISBURSEMENTS
                                JANUARY 31, 2003
                             (DOLLARS IN THOUSANDS)


                                                                                   INTERCOMPANY               TOTAL MONTHLY
                                                          TOTAL MONTHLY       DISBURSEMENTS INCLUDED     DISBURSEMENTS EXCLUDING
DEBTOR COMPANY                          CASE NUMBER       DISBURSEMENTS              IN TOTAL                  INTERCOMPANY
--------------                         -------------      -------------       ----------------------     ------------------------
Actrade Capital, Inc.                  02-16213 (ALG)         $ 10,076                $  0                      $ 10,076
                                                              --------                ----                      --------

                                                              $ 10,076                $  0                      $ 10,076
                                                              ========                ====                      ========
